UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Intrexon Corporation (“Intrexon”), dated May 11, 2015, reporting its financial results for the quarter ended March 31, 2015.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Intrexon’s Board of Directors declared a special stock dividend of 17,830,305 shares of ZIOPHARM Oncology, Inc. common stock owned by Intrexon to its shareholders. The distribution of the special stock dividend will be made on the Distribution Date to all Intrexon shareholders of record on June 4, 2015. The date of distribution by Intrexon of the special stock dividend is contemplated to occur in mid-June 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015

INTREXON CORPORATION

By:	/s/ Rick L. Sterling
Rick L. Sterling
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 11, 2015.

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